Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of IMH IMH Financial Corporation (the “Company”) on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, to the best of our knowledge, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IMH FINANCIAL CORPORATION

By:	/s/ Shane Albers
Shane Albers
Chief Executive Officer

By:	/s/ Steven Darak
Steven Darak
Chief Financial Officer

Dated:	April 15, 2011